UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

March 4, 2013
Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100 The Woodlands, Texas 77381
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On March 4, 2013, the Company issued a press release announcing that it has been invited to present at the ROTH Capital Partners 25th Annual Growth Stock Conference being held on March 17-20, 2013 at The Ritz Carlton in Dana Point, Calif.  UniPixel President and CEO Reed Killion is scheduled to present on Tuesday, March 19, 2013 at 4:30 p.m. Pacific time, with one-on-one meetings held throughout the day as well as on Monday. He will be joined by Robert Petcavich, the company’s senior vice president and chief technology officer. Management will discuss the company’s progress towards revolutionizing the touch screen market, including its recently signed agreement with a major PC maker. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K, incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

Exhibit Number	Description

99.1	Press Release dated March 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2013	By:	/s/ Reed Killion
		Name:	Reed Killion
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 4, 2013.